UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21242

Nuveen Quality Preferred Income Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2014

JTP

Nuveen Quality Preferred Income Fund

JPS

Nuveen Quality Preferred Income Fund 2

JHP

Nuveen Quality Preferred Income Fund 3

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Common Share Information	8
Risk Considerations	10
Performance Overviews and Holding Summaries	12
Portfolios of Investments	18
Statement of Assets and Liabilities	39
Statement of Operations	40
Statement of Changes in Net Assets	41
Statement of Cash Flows	43
Financial Highlights	44
Notes to Financial Statements	49
Additional Fund Information	61
Glossary of Terms Used in this Report	62
Reinvest Automatically, Easily and Conveniently	63

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe's improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve's decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
March 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil talk about their management strategy and the performance of the Funds for the six-month reporting period ended January 31, 2014.

What key strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014?

The investment objective of each Fund is to seek high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our underlying strategy is to maintain a balance between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1,000 par preferred securities traded over-the-counter in the capital markets. Both types of securities offer performance opportunities, which together with the broad diversification benefits of this combined universe, help to produce potentially attractive risk-adjusted rates of return. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to investment grade and senior corporate credit.

During the reporting period, long-term interest rates continued to rise triggered by the Federal Reserve (Fed) suggesting that it may taper its bond purchases. The retail sector represented by the $25 par market sold off as a result of the fear of rising rates and investors turning to equity securities. As rates rose and equity markets performed well, the first half of the reporting period was one of the worst on record for the $25 par market.

The capital securities market represented by the $1000 par market had a different response. Primarily due to some structural differences available in the institutional sector that can lead to a lower effective duration (interest-rate sensitivity) than that of the $25 par market, the $1000 par sector outperformed. This spread pattern between the two markets is a prime example of why we seek a blend of the two preferred securities sectors. Over the long run, both the $25 par sector and the capital securities sector combine to provide diversification benefits, which may potentially improve risk-adjusted returns.

By the second half of the reporting period, the Fed surprised the U.S. Treasury bond market with its decision to not taper its bond purchases and to continue purchasing more long term U.S. Treasuries and mortgage securities. This news ended the price declines for the $25 par market, creating a recovery through October 2013 and into November 2013. However,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

the Fed's generous accommodation helped equities set new highs, but the aftermath of the bond market debacle in the third quarter of the 2013 set up the $25 par preferred market to be harvested for needed tax losses to offset gains taken in equities. Overall, the underperformance of the retail market compared to the outperformance of the institutional market was due primarily to the unsustainable technical pressures that specifically besieged the retail market. The performance difference between the retail and institutional sectors can be explained by technical pressures that impacted the retail market. In particular, the unsustainable tax-loss selling pressures that besieged the $25 par market primarily in December.

How did the Funds perform during the six-month reporting period ended January 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2014. For the six-month reporting period ended January 31, 2014, all three Funds' common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index, but underperformed the Blended Benchmark.

Two tactics were initiated during the six-month reporting period. We repositioned the Funds into higher coupon paper during August and September 2013, which we believed would foster more income. At the margin, we believed it could also dampen volatility somewhat as fears over higher long-term rates persist. We felt that it was the appropriate time to buy higher coupon longer duration paper. Purchasing AIG 8.175% on the heels of the correction was a tactic that helped to improve the coupon of the Funds by two or more basis points, but at a far cheaper price than during the first half of the year.

During the second half of the reporting period, we purchased more discount $25 par paper despite it being oversold. Unfortunately, this detracted from performance because the sector came under further pressure by December as result of tax loss selling. The trend began to reverse in January 2014.

For JTP, the better performing issuers were mainly from the banking and financial sectors. Goldman Sachs Capital II, Prudential Financial Inc. and Deutsche Bank AG were the top three performers. Among the names that detracted from performance during the period were Stanley Black & Decker Inc., Public Storage, Inc. and PS Business Parks, Inc. For JPS, Goldman Sachs Capital II, Prudential Financial Inc. and Centaur Funding Corporation were the top three performers. John Hancock, NextEra Energy Inc. and Qwest Corporation were detracted from Fund performance. Lastly, for JHP, Goldman Sachs Capital II was a top performer along with First Union Capital. Detractors also included Stanley Black and Decker, Inc., as well as John Hancock and HSBC Holding PLC.

As we move further into a new year, we believe that the combination of low real GDP growth and low inflation will keep U.S. Treasury 30-Year bond rates contained below 4.5% and the Fed Funds Rate exceptionally low throughout 2014. The evolving trends in the capital securities sector for higher yields in European bank Tier 1 should further support positive total returns and improving current income from the Funds in the longer run as legacy paper is phased out and replaced by higher yielding "Additional Tier 1" securities.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds use through bank borrowings. The swap contracts impact on the Funds' performance was positive during the period.

As of January 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	29.31%	29.19%	29.23%
Regulatory Leverage*	29.31%	29.19%	29.23%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$234,000,000	$464,000,000	$89,000,000

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Distribution Date	JTP	JPS	JHP
August 2013	$0.0500	$0.0550	$0.0520
September	0.0520	0.0550	0.0520
October	0.0520	0.0550	0.0520
November	0.0520	0.0550	0.0520
December	0.0520	0.0550	0.0520
January 2014	0.0520	0.0550	0.0520
Non-recurring supplemental taxable distribution*	0.0387	—	0.0422
Current Distribution Rate**	8.01%	7.87%	7.78%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of January 31, 2014, all three Funds had positive UNII balances, based upon our best estimate, for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding common shares.

As of January 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Cumulatively Repurchased and Retired	—	—	20,000
Common Shares Authorized for Repurchase	6,465,000	12,040,000	2,375,000

Nuveen Investments

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Repurchased and Retired	—	—	20,000
Weighted Average Price Per Common Share Repurchased and Retired	$—	$—	$7.78
Weighted Average Discount Per Common Share Repurchased and Retired	—%	—%	13.58%

COMMON SHARE EQUITY SHELF PROGRAMS

JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

OTHER COMMON SHARE INFORMATION

As of January 31, 2014, and during the current reporting period, the Funds' common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common Share NAV	$8.73	$9.35	$9.09
Common Share Price	$7.79	$8.39	$8.02
Premium/(Discount) to NAV	(10.77)%	(10.27)%	(11.77)%
6 -Month Average Premium/(Discount) to NAV	(11.67)%	(11.80)%	(12.11)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinate to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTP at Common Share NAV	2.11%	2.86%	21.29%	2.86%
JTP at Common Share Price	2.12%	(5.77)%	18.60%	1.66%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.62%
Blended Benchmark (Comparative Index)	3.95%	4.11%	17.36%	3.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	72.2%
$25 Par (or similar) Retail Preferred	52.1%
Corporate Bonds	9.0%
Convertible Bonds	3.5%
Short-Term Investments	2.8%
Investment Companies	1.2%
Borrowings	(41.5)%
Other Assets Less Liabilities	0.7%

Portfolio Composition1

(% of total investments)

Insurance	29.4%
Commercial Banks	22.4%
Diversified Financial Services	13.1%
Real Estate Investment Trust	7.9%
Capital Markets	7.6%
Short-Term Investments	2.0%
Other Industries	17.6%

Country Allocation1

(% of total investments)

United States	61.8%
United Kingdom	12.6%
Netherlands	5.9%
France	4.2%
Other Countries	15.5%

Top Five Issuers1

(% of total long-term investments)

General Electric Company	3.8%
HSBC Holdings PLC	3.7%
PNC Financial Services Group Inc	3.4%
Deutsche Bank AG	2.9%
Citigroup Inc.	2.7%

Credit Quality1,2

(% of total investments)

AA	3.7%
A	15.5%
BBB	66.8%
BB or Lower	11.2%
N/A (not applicable)	2.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	2.53%	3.55%	22.42%	3.38%
JPS at Common Share Price	3.11%	(3.81)%	19.14%	2.80%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.62%
Blended Benchmark (Comparative Index)	3.95%	4.11%	17.36%	3.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	76.0%
$25 Par (or similar) Retail Preferred	49.9%
Corporate Bonds	7.4%
Convertible Bonds	3.1%
Short-Term Investments	2.9%
Investment Companies	1.3%
Borrowings	(41.2)%
Other Assets Less Liabilities	0.6%

Portfolio Composition1

(% of total investments)

Insurance	31.9%
Commercial Banks	21.4%
Diversified Financial Services	12.4%
Capital Markets	9.1%
Real Estate Investment Trust	6.9%
Short-Term Investments	2.1%
Other Industries	16.2%

Country Allocation1

(% of total investments)

United States	63.2%
United Kingdom	9.7%
Netherlands	6.6%
France	4.8%
Other Countries	15.7%

Top Five Issuers1

(% of total long-term investments)

MetLife Inc.	3.8%
General Electric Company	3.7%
Goldman Sachs Group Incorporated	3.5%
PNC Financial Services Group Inc.	3.4%
HSBC Holdings PLC	2.9%

Credit Quality1,2

(% of total investments)

AA	3.6%
A	15.4%
BBB	69.0%
BB or Lower	9.0%
N/A (not applicable)	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of January 31, 2014

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JHP at Common Share NAV	2.99%	3.85%	22.19%	3.22%
JHP at Common Share Price	1.89%	(4.77)%	19.94%	2.29%
Barclays U.S. Aggregate Bond Index	1.78%	0.12%	4.93%	4.62%
Blended Benchmark (Comparative Index)	3.95%	4.11%	17.36%	3.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	73.6%
$25 Par (or similar) Retail Preferred	52.3%
Corporate Bonds	7.1%
Convertible Bonds	3.1%
Short-Term Investments	2.9%
Investment Companies	1.4%
Convertible Preferred Securities	0.1%
Borrowings	(41.3)%
Other Assets Less Liabilities	0.8%

Portfolio Composition1

(% of total investments)

Insurance	28.7%
Commercial Banks	26.0%
Diversified Financial Services	11.6%
Capital Markets	9.8%
Real Estate Investment Trust	6.0%
Short-Term Investments	2.0%
Other Industries	15.9%

Country Allocation1

(% of total investments)

United States	59.6%
United Kingdom	12.3%
France	6.1%
Netherlands	5.6%
Other Countries	16.4%

Top Five Issuers1

(% of total long-term investments)

Wells Fargo and Company	3.6%
General Electric Company	3.4%
Deutsche Bank AG	3.3%
Goldman Sachs Group Incorporated	3.1%
Vodafone Group Public Limited Company	3.0%

Credit Quality1,2

(% of total investments)

AA	3.3%
A	13.0%
BBB	70.5%
BB or Lower	10.2%
N/A (not applicable)	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Excluding investments in derivatives.

2  Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of Investments   January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 138.0% (98.0% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 52.1% (37.1% of Total Investments)
	Capital Markets – 4.1%
25,200	Affiliated Managers Group Inc.	5.250%	BBB	$641,088
128,047	Ameriprise Financial, Inc.	7.750%	A	3,310,015
515,646	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	12,999,436
86,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	2,267,874
38,300	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	899,667
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A–	109,305
43,900	Morgan Stanley Capital Trust IV	6.250%	BB+	1,080,818
72,700	State Street Corporation	5.250%	BBB+	1,603,762
	Total Capital Markets			22,911,965
	Commercial Banks – 7.4%
32,500	AgriBank FCB, (3)	6.875%	A–	3,267,267
25,577	Banco Santander Finance	10.500%	BB	677,535
2,100	Barclays Bank PLC	6.625%	BBB–	52,521
62,000	City National Corporation	5.500%	BBB–	1,260,460
26,000	Fifth Third Bancorp.,	6.625%	BBB–	663,000
144,700	First Naigara Finance Group	8.625%	BB+	4,142,761
100,000	FirstMerit Corporation	5.875%	BBB–	2,140,000
18,400	HSBC Holdings PLC	8.000%	BBB+	494,408
11,863	HSBC Holdings PLC	6.200%	BBB+	296,338
150,000	HSBC USA Inc.	2.858%	BBB+	6,930,000
742,900	PNC Financial Services	6.125%	BBB	18,929,092
25,950	Royal Bank of Scotland Group PLC	5.750%	BB	536,127
91,051	Wells Fargo & Company	5.850%	BBB+	2,198,882
	Total Commercial Banks			41,588,391
	Communications Equipment – 0.2%
38,300	Verizon Communications Inc., WI/DD, (3)	5.900%	A–	969,756
	Diversified Financial Services – 5.9%
18,000	Bank of America Corporation	6.375%	BB+	439,920
80,549	Citigroup Capital Trust XI	6.000%	BB+	2,016,947
150,514	Citigroup Capital XIII	7.875%	BB+	4,083,445
350	Citigroup Inc.	5.800%	BB+	7,553
185,000	Citigroup Inc.	6.875%	BB+	4,754,500
35,000	General Electric Capital Corporation	4.875%	AA+	746,900
50,000	General Electric Capital Corporation	4.875%	AA+	1,067,500
9,000	General Electric Capital Corporation	4.700%	AA+	184,500
36,800	ING Groep N.V.	7.375%	BBB–	934,352
625,776	ING Groep N.V.	7.200%	BBB–	15,894,710
47,500	JP Morgan Chase Capital Trust XXIX	6.700%	A	1,221,225
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	2,053,553
	Total Diversified Financial Services			33,405,105
	Diversified Telecommunication Services – 2.1%
145,614	Qwest Corporation	7.500%	BBB–	3,654,911
47,803	Qwest Corporation	7.375%	BBB–	1,195,553
101,300	Qwest Corporation	7.000%	BBB–	2,446,395
67,900	Qwest Corporation	7.000%	BBB–	1,636,390
155,600	Qwest Corporation	6.125%	BBB–	3,197,580
	Total Diversified Telecommunication Services			12,130,829

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 4.3%
178,000	Alabama Power Company, (3)	6.450%	A3	$4,705,875
91,819	Duke Energy Capital Trust II	5.125%	Baa1	1,967,681
2,400	Entergy Arkansas Inc.	5.750%	A–	58,176
22,668	Entergy Arkansas Inc.	4.750%	A–	451,093
15,000	Entergy Louisiana LLC	5.250%	A2	343,650
177,055	Entergy Texas Inc.	7.875%	A–	4,585,725
92,100	Integrys Energy Group Inc.	6.000%	BBB	2,246,319
64,800	Interstate Power and Light Company	5.100%	BBB	1,391,256
250,999	NextEra Energy Inc.	5.125%	BBB	4,982,330
185,974	NextEra Energy Inc.	5.000%	BBB	3,555,823
5,102	PPL Capital Funding, Inc.	5.900%	BB+	116,019
	Total Electric Utilities			24,403,947
	Food Products – 0.6%
28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB–	3,050,606
	Insurance – 11.3%
795,723	Aegon N.V.	6.375%	Baa1	19,455,427
186,700	Aflac Inc.	5.500%	Baa1	4,215,686
6,700	Allstate Corporation	5.625%	BBB–	150,817
147,000	Allstate Corporation	5.100%	Baa1	3,586,800
64,043	Arch Capital Group Limited	6.750%	BBB	1,591,469
11,265	Aspen Insurance Holdings Limited	7.250%	BBB–	286,694
156,900	Aspen Insurance Holdings Limited	5.950%	BBB–	3,781,290
226,594	Axis Capital Holdings Limited	6.875%	BBB	5,624,063
167,100	Axis Capital Holdings Limited	5.500%	BBB	3,305,238
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB–	5,570,143
125,430	Hartford Financial Services Group Inc.	7.875%	BB+	3,677,608
46,984	PartnerRe Limited	5.875%	BBB+	998,410
166,360	Prudential PLC	6.750%	A–	4,195,599
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,636,853
4,000	RenaissanceRe Holdings Limited	5.375%	BBB+	78,520
88,198	Torchmark Corporation	5.875%	BBB+	2,037,374
126,900	W.R. Berkley Corporation	5.625%	BBB–	2,706,777
	Total Insurance			63,898,768
	Machinery – 0.9%
232,303	Stanley, Black, and Decker Inc.	5.750%	BBB+	5,259,340
	Media – 0.6%
163,689	Comcast Corporation	5.000%	A–	3,592,974
	Multi-Utilities – 1.7%
223,497	Dominion Resources Inc.	8.375%	BBB	5,777,397
150,800	DTE Energy Company	6.500%	Baa1	3,732,300
9,746	Scana Corporation	7.700%	BBB–	255,735
	Total Multi-Utilities			9,765,432
	Real Estate Investment Trust – 11.2%
150,000	DDR Corporation	6.250%	Baa3	3,231,000
5,538	Digital Realty Trust Inc.	7.000%	Baa3	128,648
33,292	Digital Realty Trust Inc.	5.875%	Baa3	629,552
69,874	Duke Realty Corporation, Series L	6.600%	Baa3	1,669,989
145,700	Hospitality Properties Trust	7.125%	Baa3	3,508,456
20,000	Health Care REIT, Inc.	6.500%	Baa3	473,000
4,634	Kimco Realty Corporation,	6.900%	Baa2	116,591
102,200	Kimco Realty Corporation,	5.625%	Baa2	2,149,266
3,883	Kimco Realty Corporation,	5.500%	Baa2	79,796
55,924	National Retail Properties Inc.	6.625%	Baa2	1,316,451
12,235	PS Business Parks, Inc.	6.875%	Baa2	302,082
112,407	PS Business Parks, Inc.	6.450%	Baa2	2,551,639
201,493	PS Business Parks, Inc.	6.000%	Baa2	4,277,696
220,328	Public Storage, Inc.	5.900%	A	4,966,193

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
7,720	PS Business Parks, Inc.	5.700%		Baa2	$156,330
7,845	Public Storage, Inc.	6.500%		A	195,262
22,656	Public Storage, Inc.	6.350%		A	550,994
104,063	Public Storage, Inc.	5.750%		A	2,272,736
9,000	Public Storage, Inc.	5.625%		A	193,140
235,318	Public Storage, Inc.	5.200%		A	4,689,888
268,800	Realty Income Corporation	6.625%		Baa2	6,574,848
128,400	Regency Centers Corporation	6.625%		Baa3	3,031,524
132,139	Senior Housing Properties Trust	5.625%		BBB–	2,604,460
74,186	Ventas Realty LP	5.450%		BBB+	1,598,708
452,734	Vornado Realty LP	7.875%		BBB	11,838,994
109,700	Vornado Realty Trust	5.700%		BBB–	2,287,245
71,299	Weingarten Realty Trust	6.500%		Baa3	1,693,351
	Total Real Estate Investment Trust				63,087,839
	U.S. Agency – 1.6%
48,600	Cobank Agricultural Credit Bank, (3)	11.000%		A–	2,539,350
65	Farm Credit Bank of Texas, (3)	6.750%		Baa1	6,621,874
	Total U.S. Agency				9,161,224
	Wireless Telecommunication Services – 0.2%
18,500	Telephone and Data Systems Inc.	7.000%		Baa2	459,910
28,000	Telephone and Data Systems Inc.	6.875%		Baa2	681,240
	Total Wireless Telecommunication Services				1,141,150
	Total $25 Par (or similar) Retail Preferred (cost $303,075,928)				294,367,326
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 3.5% (2.5% of Total Investments)
	Commercial Banks – 0.4%
$2,000	Lloyds Banking Group LBG Capital 1, 144A	8.000%	N/A (6)	BB+	$2,137,500
	Diversified Financial Services – 0.2%
1,100	ING US Inc.	5.650%	5/15/53	Ba1	1,056,000
	Insurance – 2.9%
16,075	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,597,438
$19,175	Total Convertible Bonds (cost $18,577,093)				19,790,938
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 9.0% (6.4% of Total Investments)
	Capital Markets – 0.2%
$500	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	$537,200
300	Macquarie Bank Limited	10.250%	6/20/57	BB+	337,650
800	Total Capital Markets				874,850
	Commercial Banks – 2.8%
7,000	Barclays PLC	8.250%	N/A (6)	BB+	7,212,100
1,515	Groupe BCPE	2.220%	N/A (6)	BBB–	1,272,600
6,800	LBG Capital I PLC, 144A	7.875%	11/01/20	BBB–	7,327,000
15,315	Total Commercial Banks				15,811,700
	Diversified Financial Services – 1.1%
6,000	Credit Suisse Group AG	6.500%	8/08/23	BBB+	6,375,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities – 0.6%
$3,400	FPL Group Capital Inc., (8)	6.650%	6/15/67	BBB	$3,463,750
	Industrial Conglomerates – 0.5%
2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	2,662,500
	Insurance – 3.0%
1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,175,500
5,000	AIG Life Holdings Inc., 144A, (8)	8.125%	3/15/46	BBB	6,125,000
900	AXA	5.500%	N/A (6)	A3	889,110
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,166,812
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	1,972,000
2,500	Prudential PLC	11.750%	N/A (6)	A–	2,706,250
1,870	Prudential PLC	5.250%	N/A (6)	A–	1,823,250
14,970	Total Insurance				16,857,922
	Multi-Utilities – 0.5%
2,000	Dominion Resources Inc.	2.546%	9/30/66	BBB	1,847,448
1,000	Wisconsin Energy Corporation, (8)	6.250%	5/15/67	A3	1,025,000
3,000	Total Multi-Utilities				2,872,448
	Oil, Gas & Consumable Fuels – 0.3%
1,900	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	1,757,500
$47,885	Total Corporate Bonds (cost $48,698,917)				50,675,670
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 72.2% (51.2% of Total Investments) (3)
	Capital Markets – 6.5%
5,600	Charles Schwab Corporation, (8)	7.000%	N/A (6)	BBB+	$6,274,800
8,000	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (6)	BBB–	7,680,000
1,800	Goldman Sachs Capital II	4.000%	N/A (6)	BB+	1,347,750
15,500	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	15,837,637
800	Macquarie PMI LLC	8.375%	N/A (6)	BB+	852,000
6,300	State Street Capital Trust IV, (4), (8)	1.243%	6/01/77	A3	4,794,300
	Total Capital Markets				36,786,487
	Commercial Banks – 21.0%
550	Barclays Bank PLC, 144A	7.434%	N/A (6)	BBB–	610,500
2,920	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	3,033,150
2,800	Barclays Bank PLC	6.278%	N/A (6)	BBB–	2,741,749
1,500	Credit Agricole SA	7.875%	N/A (6)	BB+	1,522,500
400	First Empire Capital Trust I, (8)	8.234%	2/01/27	BBB	405,730
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,132,500
2,200	HBOS Capital Funding LP, 144A	6.071%	N/A (6)	BB+	2,200,000
5,900	HBOS Capital Funding LP, Notes	6.850%	N/A (6)	BB+	5,885,250
11,650	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	BBB+	16,717,750
4,200	HSBC Financial Capital Trust IX, (8)	5.911%	11/30/35	BBB+	4,336,500
2,000	KeyCorp Capital III	7.750%	7/15/29	BBB–	2,369,436
2,300	Lloyd's Banking Group PLC, 144A	6.413%	N/A (6)	BB+	2,185,000
2,900	Lloyd's Banking Group PLC, 144A	6.657%	N/A (6)	BB+	2,791,250
1,800	M and T Bank Corporation	5.000%	N/A (6)	BBB	1,726,875
14,000	M and T Bank Corporation, 144A, (8)	6.875%	N/A (6)	BBB	13,626,690
3,500	National Australia Bank	8.000%	N/A (6)	BBB+	3,937,500
5,000	Nordea Bank AB	8.375%	N/A (6)	BBB+	5,350,000
7,100	PNC Financial Services Inc., (8)	6.750%	N/A (6)	BBB	7,472,750
7,893	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	10,379,295
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	4,541,875
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	2,030,000
450	Societe Generale, 144A	0.993%	N/A (6)	BBB–	396,000

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
10,400	Societe Generale	8.750%	N/A (6)	BBB–	$10,948,600
1,200	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	1,203,000
5,050	Standard Chartered PLC, 144A	7.014%	N/A (6)	BBB+	5,327,750
3,270	Wells Fargo & Company, (7)	7.500%	N/A (6)	BBB+	3,785,025
	Total Commercial Banks				118,656,675
	Consumer Finance – 0.2%
1,100	American Express Company	6.800%	9/01/66	Baa2	1,183,875
	Diversified Financial Services – 11.2%
200	Bank One Capital III, (8)	8.750%	9/01/30	BBB	265,509
2,600	Citigroup Capital III	7.625%	12/01/36	BB+	3,040,380
4,000	Citigroup Inc.	8.400%	N/A (6)	BB+	4,422,000
2,750	Citigroup Inc.	5.950%	N/A (6)	BB+	2,626,250
7,500	Credit Suisse Group AG	7.500%	N/A (6)	BB+	7,893,750
24,400	General Electric Capital Corporation	7.125%	N/A (6)	AA–	27,419,500
4,300	JP Morgan Chase Capital XXIII, (8)	1.238%	5/15/77	BBB	3,160,500
3,200	JP Morgan Chase & Company	6.000%	N/A (6)	BBB	3,080,000
1,300	JP Morgan Chase & Company	5.150%	N/A (6)	BBB	1,181,375
10,000	JP Morgan Chase & Company	6.750%	N/A (6)	BBB	10,135,000
	Total Diversified Financial Services				63,224,264
	Electric Utilities – 1.3%
5,900	Electricite de France, 144A	5.250%	N/A (6)	A3	5,700,875
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	1,515,000
	Total Electric Utilities				7,215,875
	Insurance – 24.2%
698	Ace Capital Trust II	9.700%	4/01/30	A–	1,006,865
2,600	AIG Life Holdings Inc., (8)	8.500%	7/01/30	BBB	3,312,449
3,600	American International Group, Inc., (8)	8.175%	5/15/58	BBB	4,473,000
4,880	AXA SA, 144A	6.380%	N/A (6)	Baa1	4,867,307
4,000	AXA SA	8.600%	12/15/30	A3	5,012,228
8,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	8,667,838
3,250	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	3,778,125
7,125	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BB+	7,053,750
5,500	Great West Life & Annuity Capital I, 144A, (8)	6.625%	11/15/34	A–	5,779,070
3,800	Great West Life & Annuity Insurance Capital LP II, 144A, (8)	7.153%	5/16/46	A–	3,914,000
3,000	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	3,225,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,968,000
2,500	Lincoln National Corporation, (8)	6.050%	4/20/67	BBB	2,462,500
6,300	MetLife Capital Trust IV, 144A, (8)	7.875%	12/15/67	BBB	7,260,750
600	MetLife Capital Trust X, 144A, (8)	9.250%	4/08/68	BBB	771,000
12,650	National Financial Services Inc.	6.750%	5/15/67	Baa2	12,444,438
2,225	Oil Insurance Limited, 144A	3.230%	N/A (6)	Baa1	2,010,281
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,153,125
7,100	Prudential PLC	6.500%	N/A (6)	A–	7,126,625
16,900	Prudential Financial Inc., (8)	5.625%	6/15/42	BBB+	16,903,380
10,000	Sompo Japan Insurance	5.325%	3/28/73	A–	10,284,050
2,500	Sumitomo Life Insurance Company, 144A	4.000%	9/30/73	BBB+	2,750,000
4,000	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	4,280,000
4,200	XLIT Limited	3.687%	N/A (6)	Ba1	3,551,622
6,970	ZFS Finance USA Trust V, 144A, (8)	6.500%	5/09/67	A	7,431,763
	Total Insurance				136,487,166
	Machinery – 0.3%
1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,593,750

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Utilities – 0.5%
2,300	Dominion Resources Inc., (8)	7.500%	6/30/66	BBB	$2,502,400
	Road & Rail – 2.1%
10,900	Burlington Northern Santa Fe Funding Trust I, (8)	6.613%	12/15/55	BBB	11,976,375
	Specialty Retail – 0.5%
2,800	Swiss Re Capital I	6.854%	N/A (6)	A	2,996,000
	Thrifts & Mortgage Finance – 0.4%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	N/A (6)	BBB–	2,000,000
	U.S. Agency – 0.7%
3	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	4,053,438
	Wireless Telecommunication Services – 3.3%
15	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	18,686,016
	Total $1,000 Par (or similar) Institutional Preferred (cost $375,080,367)				407,362,321
Shares	Description (1), (5)				Value
	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)
252,950	Blackrock Credit Allocation Income Trust IV				$3,270,643
198,566	John Hancock Preferred Income Fund III				3,248,540
	Total Investment Companies (cost $9,446,348)				6,519,183
	Total Long-Term Investments (cost $754,878,653)				778,715,438
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.8% (2.0% of Total Investments)
$15,770	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $15,770,197, collateralized by $15,450,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $16,089,089	0.000%	2/03/14		$15,770,197
	Total Short-Term Investments (cost $15,770,197)				15,770,197
	Total Investments (cost $770,648,850) – 140.8%				794,485,635
	Borrowings – (41.5)% (9), (10)				(234,000,000)
	Other Assets Less Liabilities – 0.7% (11)				3,799,367
	Net Assets Applicable to Common Shares – 100%				$564,285,002

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$38,718,750	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(66,784)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	1,346,013
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	2,790,646
Morgan Stanley	38,718,750	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(1,373,029)
	$212,611,500							$2,696,846

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized   market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred and $1,000 Par (or similar) Institutional Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)  Perpetual security. Maturity date is not applicable.

(7)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Preferred classified as Level 1. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $109,561,100.

(9)  Borrowings as a percentage of Total Investments is 29.5%.

(10)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $480,643,237 have been pledged as collateral for Borrowings.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PPLUS  PreferredPlus Trust.

REIT  Real Estate Investment Trust.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of Investments   January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.7% (97.9% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 49.9% (35.5% of Total Investments)
	Capital Markets – 5.5%
60,000	Affiliated Managers Group Inc.	6.375%	BBB	$1,425,600
359,428	Ameriprise Financial, Inc.	7.750%	A	9,291,214
91,230	Deutsche Bank Capital Funding Trust I	7.350%	BBB–	2,318,154
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	32,383,127
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB–	346,518
91,791	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	2,277,335
256,400	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	6,753,576
26,650	Deutsche Bank Contingent Capital Trust V	8.050%	BBB–	718,484
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	1,649,327
5,200	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	Baa3	126,412
3,090	Morgan Stanley Capital Trust III	6.250%	BB+	76,694
2,800	Morgan Stanley Capital Trust V	5.750%	Ba1	66,276
1,800	Morgan Stanley Capital Trust VIII	6.450%	BB+	44,748
180,922	State Street Corporation	5.250%	BBB+	3,991,139
	Total Capital Markets			61,468,604
	Commercial Banks – 6.6%
60,500	AgriBank FCB, (3)	6.875%	A–	6,082,144
51,240	Banco Santander Finance	10.500%	BB	1,357,348
150,000	Barclays Bank PLC	8.125%	BBB–	3,829,500
117,000	City National Corporation, Series C	5.500%	BBB–	2,378,610
60,000	Fifth Third Bancorp.	6.625%	BBB–	1,530,000
146,500	First Naigara Finance Group	8.625%	BB+	4,194,295
417,415	HSBC Holdings PLC	8.000%	BBB+	11,215,941
102,700	HSBC Holdings PLC	6.200%	BBB+	2,565,446
100,000	HSBC USA Inc.	4.500%	BBB+	2,446,000
74,000	HSBC USA Inc.	2.858%	BBB+	3,418,800
1,214,400	PNC Financial Services	6.125%	BBB	30,942,912
170,000	Wells Fargo & Company	5.850%	BBB+	4,105,500
	Total Commercial Banks			74,066,496
	Communications Equipment – 0.2%
76,300	Verizon Communications Inc., WI/DD, (3)	5.900%	A–	1,931,916
	Consumer Finance – 0.1%
40,100	HSBC USA Inc.	6.500%	BBB+	972,826
	Diversified Financial Services – 6.4%
139,900	Citigroup Capital Trust XI	6.000%	BB+	3,503,096
271,589	Citigroup Capital XIII	7.875%	BB+	7,368,210
370,000	Citigroup Inc.	6.875%	BB+	9,509,000
1,200	Citigroup Inc.	5.800%	BB+	25,896
324,100	General Electric Capital Corporation	4.875%	AA+	6,916,294
110,767	General Electric Capital Corporation	4.875%	AA+	2,364,875
137,589	General Electric Capital Corporation	4.700%	AA+	2,820,575
768,094	ING Groep N.V.	7.200%	BBB–	19,509,588
731,274	ING Groep N.V.	7.050%	BBB–	18,479,294
82,300	JP Morgan Chase & Company	5.500%	BBB	1,745,583
	Total Diversified Financial Services			72,242,411

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 2.0%
184,004	Qwest Corporation	7.500%	BBB–	$4,618,500
96,790	Qwest Corporation	7.375%	BBB–	2,420,718
383,205	Qwest Corporation	7.000%	BBB–	9,254,401
26,600	Qwest Corporation	7.000%	BBB–	641,060
296,095	Qwest Corporation	6.125%	BBB–	6,084,752
	Total Diversified Telecommunication Services			23,019,431
	Electric Utilities – 3.2%
360,400	Alabama Power Company, (3)	6.450%	A3	9,528,075
72,419	Duke Energy Capital Trust II	5.125%	Baa1	1,551,939
12,952	Entergy Arkansas Inc.	5.750%	A–	313,956
194,200	Entergy Arkansas Inc.	4.750%	A–	3,864,580
25,000	Entergy Louisiana LLC	5.250%	A2	572,750
60,296	Entergy Louisiana LLC	5.875%	A2	1,477,252
56,142	Entergy Louisiana LLC	4.700%	A2	1,115,542
43,776	Entergy Texas Inc.	7.875%	A–	1,133,798
10,000	Gulf Power Company, (3)	5.600%	BBB+	845,518
152,000	Integrys Energy Group Inc.	6.000%	BBB	3,707,280
145,100	Interstate Power and Light Company	5.100%	BBB	3,115,297
74,146	NextEra Energy Inc.	5.700%	BBB	1,621,573
344,349	NextEra Energy Inc.	5.125%	BBB	6,835,328
28,540	NextEra Energy Inc.	5.000%	BBB	545,685
	Total Electric Utilities			36,228,573
	Energy Equipment & Services – 0.3%
152,000	NextEra Energy Inc.	5.625%	BBB	3,257,360
	Food Produts – 0.5%
53,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB–	5,797,238
	Insurance – 10.8%
5,800	Aegon N.V.	6.875%	Baa1	147,262
1,717,889	Aegon N.V.	6.375%	Baa1	42,002,386
429,252	Aflac Inc.	5.500%	Baa1	9,692,510
393,000	Allstate Corporation	5.100%	Baa1	9,589,200
261,725	Arch Capital Group Limited	6.750%	BBB	6,503,866
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,908,266
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,075,460
496,950	Axis Capital Holdings Limited	6.875%	BBB	12,334,299
240,539	Axis Capital Holdings Limited	5.500%	BBB	4,757,861
409,482	Delphi Financial Group, Inc., (3)	7.376%	BBB–	9,840,385
29,905	PartnerRe Limited	5.875%	BBB+	635,481
4,000	Protective Life Corporation	6.250%	BBB	92,480
317,875	Prudential PLC	6.750%	A–	8,016,808
280,000	Reinsurance Group of America Inc.	6.200%	BBB	7,092,400
68,864	RenaissanceRe Holdings Limited	5.375%	BBB+	1,351,800
125,600	Torchmark Corporation	5.875%	BBB+	2,901,360
4,263	W.R. Berkley Corporation	5.625%	BBB–	90,930
	Total Insurance			122,032,754
	Machinery – 1.0%
490,781	Stanley, Black, and Decker Inc.	5.750%	BBB+	11,111,282
	Media – 0.1%
46,700	Comcast Corporation	5.000%	A–	1,025,065
	Multi-Utilities – 1.8%
540,291	Dominion Resources Inc.	8.375%	BBB	13,966,522
112,600	DTE Energy Company	5.250%	Baa1	2,358,970
148,032	Scana Corporation	7.700%	BBB–	3,884,360
	Total Multi-Utilities			20,209,852

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust – 9.7%
5,000	Alexandria Real Estate Equities Inc., Series B	6.450%		Baa3	$114,200
100,000	DDR Corporation	6.250%		Baa3	2,154,000
17,545	Digital Realty Trust Inc.	7.000%		Baa3	407,570
72,587	Digital Realty Trust Inc.	5.875%		Baa3	1,372,620
162,885	Duke Realty Corporation, Series L	6.600%		Baa3	3,892,952
3,203	Health Care REIT, Inc.	6.500%		Baa3	75,751
321,594	Hospitality Properties Trust	7.125%		Baa3	7,743,984
58,372	Kimco Realty Corporation,	6.900%		Baa2	1,468,640
7,961	Kimco Realty Corporation,	6.000%		Baa2	177,928
253,032	Kimco Realty Corporation,	5.625%		Baa2	5,321,263
131,572	National Retail Properties Inc.	6.625%		Baa2	3,097,205
82,301	Prologis Inc., (3)	8.540%		BB+	4,686,013
152,633	PS Business Parks, Inc.	6.450%		Baa2	3,464,769
450,182	PS Business Parks, Inc.	6.000%		Baa2	9,557,364
8,418	PS Business Parks, Inc.	5.750%		Baa2	171,727
15,300	PS Business Parks, Inc.	5.700%		Baa2	309,825
196,229	Public Storage, Inc.	5.900%		A	4,423,002
6,400	Public Storage, Inc.	6.500%		A	159,296
203,125	Public Storage, Inc.	5.750%		A	4,436,250
20,000	Public Storage, Inc.	5.625%		A	429,200
139,683	Public Storage, Inc.	5.200%		A3	2,810,422
95,600	Public Storage, Inc.	5.200%		A	1,905,308
424,905	Realty Income Corporation	6.750%		Baa2	10,490,904
180,946	Realty Income Corporation	6.625%		Baa2	4,425,939
146,600	Regency Centers Corporation	6.625%		Baa3	3,461,226
3,948	Senior Housing Properties Trust	5.625%		BBB–	77,815
116,643	Ventas Realty LP	5.450%		BBB+	2,513,657
1,079,521	Vornado Realty LP	7.875%		BBB	28,229,474
55,798	Weingarten Realty Trust	6.500%		Baa3	1,325,203
	Total Real Estate Investment Trust				108,703,507
	U.S. Agency – 1.5%
42,800	Cobank Agricultural Credit Bank, (3)	11.000%		A–	2,236,300
144,000	Farm Credit Bank of Texas, (3)	6.750%		Baa1	14,670,000
	Total U.S. Agency				16,906,300
	Wireless Telecommunication Services – 0.2%
2,150	Telephone and Data Systems Inc.	7.000%		Baa2	53,449
81,428	Telephone and Data Systems Inc.	6.875%		Baa2	1,981,143
19,000	Telephone and Data Systems Inc.	6.625%		Baa2	448,780
4,300	Telephone and Data Systems Inc.	5.875%		Baa2	88,536
1,000	United States Cellular Corporation	6.950%		Baa2	24,760
	Total Wireless Telecommunication Services				2,596,668
	Total $25 Par (or similar) Retail Preferred (cost $569,578,259)				561,570,283
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 3.1% (2.2% of Total Investments)
	Diversified Financial Services – 0.2%
$2,300	ING US Inc.	5.650%	5/15/53	Ba1	$2,208,000
	Insurance – 2.9%
31,870	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	32,905,775
$34,170	Total Convertible Bonds (cost $32,768,049)				35,113,775

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 7.4% (5.2% of Total Investments)
	Capital Markets – 0.2%
$1,700	Macquarie Bank Limited	10.250%	6/20/57	BB+	$1,913,350
	Commercial Banks – 2.0%
10,500	Barclays PLC	8.250%	N/A (6)	BB+	10,818,150
1,000	Den Norske Bank	0.511%	N/A (6)	Baa3	647,000
1,000	Den Norske Bank	0.963%	N/A (6)	Baa3	636,250
10,000	Groupe BCPE	2.220%	N/A (6)	BBB–	8,400,000
1,700	LBG Capital I PLC, 144A	7.875%	11/01/20	BBB–	1,831,750
24,200	Total Commercial Banks				22,333,150
	Diversified Financial Services – 0.8%
8,500	Credit Suisse Group AG	6.500%	8/08/23	BBB+	9,031,250
	Electric Utilities – 1.0%
8,000	FPL Group Capital Inc., (8)	6.650%	6/15/67	BBB	8,150,000
2,900	WPS Resource Corporation, (8)	6.110%	12/01/16	BBB	2,925,375
10,900	Total Electric Utilities				11,075,375
	Industrial Conglomerates – 0.7%
7,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	7,987,500
	Insurance – 2.2%
2,800	AIG Life Holdings Inc.	7.570%	12/01/45	BBB	3,206,000
6,300	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	6,768,720
1,700	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,803,255
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	7,308,000
5,200	Prudential PLC	11.750%	N/A (6)	A–	5,629,000
22,300	Total Insurance				24,714,975
	Multi-Utilities – 0.2%
2,000	Wisconsin Energy Corporation, (8)	6.250%	5/15/67	A3	2,050,000
	Oil, Gas & Consumable Fuels – 0.3%
3,700	DCP Midstream LLC	5.850%	5/21/43	Baa3	3,422,500
$80,800	Total Corporate Bonds (cost $77,062,704)				82,528,100
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 76.0% (54.0% of Total Investments) (3)
	Capital Markets – 7.2%
11,000	Charles Schwab Corporation, (8)	7.000%	N/A (6)	BBB+	$12,325,500
3,100	Credit Suisse AG	7.875%	N/A (6)	BBB–	3,317,000
1,900	Goldman Sachs Capital II	4.000%	N/A (6)	BB+	1,422,625
50,331	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	51,427,360
1,200	Macquarie PMI LLC	8.375%	N/A (6)	BB+	1,278,000
14,686	State Street Capital Trust IV, (4), (8)	1.243%	6/01/77	A3	11,176,046
	Total Capital Markets				80,946,531

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks – 21.6%
575	Barclays Bank PLC, 144A	7.434%	N/A (6)	BBB–	$638,250
10,230	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	10,626,413
5,000	Barclays Bank PLC	6.278%	N/A (6)	BBB–	4,895,980
3,000	Credit Agricole SA	7.875%	N/A (6)	BB+	3,045,000
1,500	First Empire Capital Trust I, (8)	8.234%	2/01/27	BBB	1,521,489
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	21,320,884
6,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	6,086,000
1,895	HBOS Capital Funding LP, 144A	6.071%	N/A (6)	BB+	1,895,000
12,650	HBOS Capital Funding LP, Notes	6.850%	N/A (6)	BB+	12,618,375
10,500	HSBC Bank PLC	0.688%	12/19/35	A–	7,477,670
5,500	HSBC Bank PLC	0.600%	6/11/37	A–	3,707,000
4,650	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	BBB+	6,672,750
6,852	HSBC Financial Capital Trust IX, (8)	5.911%	11/30/35	BBB+	7,074,690
6,000	KeyCorp Capital III	7.750%	7/15/29	BBB–	7,108,308
6,350	Lloyd's Banking Group PLC, 144A	6.657%	N/A (6)	BB+	6,111,875
26,000	M and T Bank Corporation, 144A, (8)	6.875%	N/A (6)	BBB	25,306,710
6,200	M and T Bank Corporation	5.000%	N/A (6)	BBB	5,948,125
5,600	National Australia Bank	8.000%	N/A (6)	BBB+	6,300,000
11,827	Nordea Bank AB	8.375%	N/A (6)	BBB+	12,654,890
20,000	PNC Financial Services Inc., (8)	6.750%	N/A (6)	BBB	21,050,000
18,030	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	23,709,450
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	3,591,250
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	2,030,000
800	Societe Generale, 144A	0.993%	N/A (6)	BBB–	704,000
24,144	Societe Generale	8.750%	N/A (6)	BBB–	25,417,596
3,522	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	3,530,805
6,450	Standard Chartered PLC, 144A	7.014%	N/A (6)	BBB+	6,804,750
4,300	Wells Fargo & Company, (7)	7.500%	N/A (6)	BBB+	4,977,250
	Total Commercial Banks				242,824,510
	Diversified Financial Services – 10.0%
3,400	Bank One Capital III, (8)	8.750%	9/01/30	BBB	4,513,646
5,400	Citigroup Capital III	7.625%	12/01/36	BB+	6,314,636
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,252,500
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,633,000
2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	BB+	3,347,370
12,500	Credit Suisse Group AG	7.500%	N/A (6)	BB+	13,156,250
3,200	General Electric Capital Corporation	6.250%	N/A (6)	AA–	3,336,000
32,500	General Electric Capital Corporation, (8)	7.125%	N/A (6)	AA–	36,521,875
2,800	General Electric Capital Corporation	6.375%	11/15/67	AA–	3,038,000
2,800	JP Morgan Chase Capital XXIII	1.238%	5/15/77	BBB	2,058,000
7,800	JP Morgan Chase & Company	6.000%	N/A (6)	BBB	7,507,500
1,400	JP Morgan Chase & Company	5.150%	N/A (6)	BBB	1,272,250
19,000	JP Morgan Chase & Company	6.750%	N/A (6)	BBB	19,256,500
	Total Diversified Financial Services				112,207,527
	Electric Utilities – 2.0%
15,200	Electricite de France, 144A	5.250%	N/A (6)	A3	14,687,000
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	7,777,000
	Total Electric Utilities				22,464,000
	Industrial Conglomerates – 0.2%
1,600	General Electric Capital Trust I	6.375%	11/15/67	AA–	1,752,000
	Insurance – 28.9%
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,153,722
1,200	Allstate Corporation	6.500%	5/15/67	Baa1	1,251,000
6,805	American International Group, Inc.	8.175%	5/15/57	BBB	8,455,213
11,350	AXA SA	8.600%	12/15/30	A3	14,222,197
2,000	AXA SA	3.675%	N/A (6)	A3	1,760,000

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
9,450	AXA SA, 144A	6.380%	N/A (6)	Baa1	$9,425,421
15,359	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	15,858,168
6,500	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	7,556,250
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/01/67	BBB+	1,197,000
16,700	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BB+	16,533,000
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	2,731,924
6,600	Great West Life & Annuity Insurance Capital LP II, 144A, (8)	7.153%	5/16/46	A–	6,798,000
7,800	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	8,112,000
10,481	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	11,267,075
2,500	Lincoln National Corporation, (8)	6.050%	4/20/67	BBB	2,462,500
16,600	MetLife Capital Trust IV, 144A, (8)	7.875%	12/15/67	BBB	19,131,500
31,100	MetLife Capital Trust X, 144A, (8)	9.250%	4/08/68	BBB	39,963,500
23,754	National Financial Services Inc.	6.750%	5/15/67	Baa2	23,367,998
4,200	Oil Insurance Limited, 144A	3.230%	N/A (6)	Baa1	3,794,687
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,115,625
30,400	Prudential Financial Inc., (8)	5.625%	6/15/43	BBB+	30,406,080
6,400	Prudential Financial Inc., (8)	5.875%	9/15/42	BBB+	6,560,000
1,135	Prudential Financial Inc., (8)	8.875%	6/15/68	BBB+	1,379,252
14,250	Prudential PLC	6.500%	N/A (6)	A–	14,303,438
20,500	Sompo Japan Insurance	5.325%	3/28/73	A–	21,082,303
5,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	5,500,000
13,400	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	14,338,000
2,600	White Mountains Insurance Group	7.506%	N/A (6)	BB+	2,699,450
21,257	ZFS Finance USA Trust V, (8)	6.500%	5/09/67	A	22,665,276
	Total Insurance				325,090,579
	Machinery – 0.2%
2,250	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	2,390,625
	Multi-Utilities – 0.6%
6,400	Dominion Resources Inc., (8)	7.500%	6/30/66	BBB	6,963,200
	Road & Rail – 1.1%
11,400	Burlington Northern Santa Fe Funding Trust I, (8)	6.613%	12/15/55	BBB	12,525,750
	Specialty Retail – 0.1%
1,400	Swiss Re Capital I	6.854%	N/A (6)	A	1,498,000
	Thrifts & Mortgage Finance – 0.0%
500	Onbank Capital Trust I	9.250%	2/01/27	BBB	508,300
	U.S. Agency – 0.2%
2	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	2,026,719
	Wireless Telecommunication Services – 3.9%
36	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	44,390,621
	$1,000 Par (or similar) Institutional Preferred (cost $797,673,433)				855,588,362
Shares	Description (1), (5)				Value
	INVESTMENT COMPANIES – 1.3% (1.0% of Total Investments)
672,285	Blackrock Credit Allocation Income Trust IV				$8,692,645
395,914	John Hancock Preferred Income Fund III				6,477,153
	Total Investment Companies (cost $23,067,281)				15,169,798
	Total Long-Term Investments (cost $1,500,149,726)				1,549,970,318

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9% (2.1% of Total Investments)
$32,588	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $32,588,405, collateralized by $33,835,000 U.S. Treasury Notes, 1.750%, due 10/31/20, value $33,242,888	0.000%	2/03/14	$32,588,405
	Total Short-Term Investments (cost $32,588,405)			32,588,405
	Total Investments (cost $1,532,738,131) – 140.6%			1,582,558,723
	Borrowings – (41.2)% (9), (10)			(464,000,000)
	Other Assets Less Liabilities – 0.6% (11)			6,792,852
	Net Assets Applicable to Common Shares – 100%			$1,125,351,575

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$77,200,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(133,159)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	2,675,497
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	5,547,022
Morgan Stanley	77,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(2,737,635)
	$423,088,000							$5,351,725

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred and $1,000 Par (or similar) Institutional Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)  Perpetual security. Maturity date is not applicable.

(7)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Preferred classified as Level 1. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

(8)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $217,667,100.

(9)  Borrowings as a percentage of Total Investments is 29.3%.

(10)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $937,226,469 have been pledged as collateral for Borrowings.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PPLUS  PreferredPlus Trust.

REIT  Real Estate Investment Trust.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of Investments   January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.6% (98.0% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.1% of Total Investments)
	Commercial Banks – 0.1%
1,512	KeyCorp Convertible Preferred Stock	7.750%	BBB-	$194,292
	Total Convertible Preferred Securities (cost $149,494)			194,292
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 52.3% (37.2% of Total Investments)
	Capital Markets – 6.2%
35,900	Affiliated Managers Group Inc.	5.250%	BBB	913,296
57,677	Ameriprise Financial, Inc.	7.750%	A	1,490,950
388,759	Deutsche Bank Capital Funding Trust II, (7)	6.550%	BBB–	9,800,614
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	286,578
7,600	Merrill Lynch Capital Trust I	6.450%	BB+	189,620
9,400	Morgan Stanley Capital Trust VI	6.600%	BB+	234,154
22,100	State Street Corporation	5.250%	BBB+	487,526
	Total Capital Markets			13,402,738
	Commercial Banks – 6.5%
12,300	AgriBank FCB, (3)	6.875%	A–	1,236,535
5,004	Banco Santander Finance	10.500%	BB	132,556
19,300	City National Corporation	5.500%	BBB–	392,369
12,000	FirstMerit Corporation	5.875%	BBB–	256,800
25,000	HSBC Holdings PLC	8.000%	BBB+	671,750
97,300	HSBC USA Inc.	4.500%	BBB+	2,379,958
26,500	HSBC USA Inc.	2.858%	BBB+	1,224,300
48,500	JP Morgan Chase & Company	6.700%	BBB–	1,202,800
211,700	PNC Financial Services	6.125%	BBB	5,394,116
52,500	Royal Bank of Scotland Group PLC	5.750%	BB	1,084,650
	Total Commercial Banks			13,975,834
	Communications Equipment – 0.4%
30,400	Verizon Communications Inc., WI/DD, (3)	5.900%	A–	769,728
	Consumer Finance – 0.2%
1,100	Capital One Financial Corporation	6.000%	BB+	25,069
20,000	HSBC USA Inc.	6.500%	BBB+	485,200
	Total Consumer Finance			510,269
	Diversified Financial Services – 7.1%
35,000	Citigroup Capital Trust XI	6.000%	BB+	876,400
54,185	Citigroup Capital XIII	7.875%	BB+	1,470,039
200	Citigroup Capital XVII	6.350%	BB+	5,048
20,000	Citigroup Inc.	7.125%	BB+	521,000
40,553	Citigroup Inc.	6.875%	BB+	1,042,212
35,000	Citigroup Inc.	5.800%	BB+	755,300
59,100	Countrywide Capital Trust IV	6.750%	BB+	1,488,138
59,300	General Electric Capital Corporation, (4)	4.875%	AA+	1,265,462
29,626	General Electric Capital Corporation	4.875%	AA+	632,515
21,000	General Electric Capital Corporation	4.700%	AA+	430,500
239,500	ING Groep N.V., (7)	7.050%	BBB–	6,052,165
10,000	ING Groep N.V.	6.125%	BBB–	236,200
3,300	Merrill Lynch Capital Trust II	6.450%	BB+	82,302
13,420	Merrill Lynch Capital Trust III	7.375%	BB+	342,210
	Total Diversified Financial Services			15,199,491

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 2.0%
26,800	Qwest Corporation	7.500%	BBB–	$672,680
26,699	Qwest Corporation, (7)	7.375%	BBB–	667,742
72,881	Qwest Corporation	7.000%	BBB–	1,760,076
22,500	Qwest Corporation	7.000%	BBB–	542,250
30,900	Qwest Corporation	6.125%	BBB–	634,995
	Total Diversified Telecommunication Services			4,277,743
	Electric Utilities – 2.4%
40,000	Alabama Power Company, (3)	6.450%	A3	1,057,500
10,000	Entergy Arkansas Inc.	5.750%	A–	242,400
10,000	Entergy Louisiana LLC	5.250%	A2	229,100
17,600	Entergy Louisiana LLC	4.700%	A2	349,712
76,488	Entergy Texas Inc.	7.875%	A–	1,981,039
27,800	Interstate Power and Light Company	5.100%	BBB	596,866
25,000	NextEra Energy Inc.	5.700%	BBB	546,750
12,000	NextEra Energy Inc.	5.125%	BBB	238,200
1,227	PPL Capital Funding, Inc.	5.900%	BB+	27,902
	Total Electric Utilities			5,269,469
	Energy Equipment & Services – 1.1%
106,671	NextEra Energy Inc.	5.625%	BBB	2,285,960
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB–	1,129,050
	Insurance – 12.5%
319,390	Aegon N.V., (7)	6.375%	Baa1	7,809,086
68,922	Aflac Inc.	5.500%	Baa1	1,556,259
71,000	Allstate Corporation	5.100%	Baa1	1,732,400
25,000	Arch Capital Group Limited	6.750%	BBB	621,250
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	292,675
52,100	Aspen Insurance Holdings Limited	5.950%	BBB–	1,255,610
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,166,540
101,174	Axis Capital Holdings Limited	5.500%	BBB	2,001,222
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,165,220
84,800	Hartford Financial Services Group Inc.	7.875%	BB+	2,486,336
7,025	PartnerRe Limited	7.250%	BBB+	181,456
36,506	PartnerRe Limited	5.875%	BBB+	775,753
63,344	Prudential PLC	6.750%	A–	1,597,536
32,000	Reinsurance Group of America Inc.	6.200%	BBB	810,560
83,739	RenaissanceRe Holdings Limited	5.375%	BBB+	1,643,797
26,026	Torchmark Corporation	5.875%	BBB+	601,201
6,926	W.R. Berkley Corporation	5.625%	BBB–	147,732
	Total Insurance			26,844,633
	Machinery – 0.8%
75,000	Stanley, Black, and Decker Inc.	5.750%	BBB+	1,698,000
	Multi-Utilities – 1.3%
93,898	Dominion Resources Inc.	8.375%	BBB	2,427,263
21,400	DTE Energy Company	5.250%	Baa1	448,330
	Total Multi-Utilities			2,875,593
	Real Estate Investment Trust – 8.5%
50,000	DDR Corporation	6.250%	Baa3	1,077,000
12,300	Digital Realty Trust Inc.	5.875%	Baa3	232,593
54,287	Hospitality Properties Trust	2.125%	Baa3	1,307,231
31,800	Kimco Realty Corporation,	5.625%	Baa2	668,754
10,000	PS Business Parks, Inc.	6.875%	Baa2	246,900
73,699	PS Business Parks, Inc.	6.000%	Baa2	1,564,630

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
8,000	Public Storage, Inc.	5.750%		A	$174,720
99,300	Public Storage, Inc.	5.200%		A3	1,997,916
18,600	Public Storage, Inc.	5.200%		A	370,698
117,100	Realty Income Corporation	6.625%		Baa2	2,864,266
9,922	Ventas Realty LP	5.450%		BBB+	213,819
153,858	Vornado Realty LP, (7)	7.875%		BBB	4,023,387
57,400	Vornado Realty Trust	5.700%		BBB–	1,196,790
109,003	Weingarten Realty Trust	8.100%		BBB	2,304,323
	Total Real Estate Investment Trust				18,243,027
	U.S. Agency – 1.4%
20,200	Cobank Agricultural Credit Bank, (3)	11.000%		A–	1,055,450
20,000	Farm Credit Bank of Texas, (3)	6.750%		Baa1	2,037,500
	Total U.S. Agency				3,092,950
	Wireless Telecommunication Services – 1.4%
70,400	Telephone and Data Systems Inc., (7)	7.000%		Baa2	1,750,144
31,000	Telephone and Data Systems Inc.	6.875%		Baa2	754,230
19,791	United States Cellular Corporation	6.950%		Baa2	490,023
	Total Wireless Telecommunication Services				2,994,397
	Total $25 Par (or similar) Retail Preferred (cost $113,798,973)				112,568,882
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 3.1% (2.2% of Total Investments)
	Diversified Financial Services – 0.2%
$500	ING US Inc.	5.650%	5/15/53	Ba1	$480,000
	Insurance – 2.9%
6,100	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	6,298,250
$6,600	Total Convertible Bonds (cost $6,450,663)				6,778,250
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 7.1% (5.1% of Total Investments)
	Capital Markets – 1.3%
$1,700	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	$1,826,480
910	Macquarie Bank Limited	10.250%	6/20/57	BB+	1,024,205
2,610	Total Capital Markets				2,850,685
	Commercial Banks – 2.5%
2,800	Barclays PLC	8.250%	N/A (6)	BB+	2,884,840
250	Den Norske Bank	0.511%	N/A (6)	Baa3	161,750
250	Den Norske Bank	0.963%	N/A (6)	Baa3	159,063
2,400	Groupe BCPE	2.220%	N/A (6)	BBB–	2,016,000
150	LBG Capital I PLC, 144A	7.875%	11/01/20	BBB–	161,625
5,850	Total Commercial Banks				5,383,278
	Diversified Financial Services – 0.8%
1,700	Credit Suisse Group AG	6.500%	8/08/23	BBB+	1,806,250
	Electric Utilities – 0.2%
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	458,438

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.5%
$1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	$1,065,000
	Insurance – 1.1%
700	AIG Life Holdings Inc.	7.570%	12/01/45	BBB	801,500
1,450	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,538,070
2,150	Total Insurance				2,339,570
	Multi-Utilities – 0.4%
900	Dominion Resources Inc.	2.546%	9/30/66	BBB	831,351
	Oil, Gas & Consumable Fuels – 0.3%
700	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	647,500
$15,360	Total Corporate Bonds (cost $14,260,705)				15,382,072
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$ 1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 73.6% (52.4% of Total Investments) (3)
	Capital Markets – 6.2%
2,100	Charles Schwab Corporation, (7)	7.000%	N/A (6)	BBB+	$2,353,050
800	Goldman Sachs Capital II	4.000%	N/A (6)	BB+	599,000
7,984	Goldman Sachs Group, Inc., (7)	6.345%	2/15/34	Baa3	8,157,915
800	Macquarie PMI LLC	8.375%	N/A (6)	BB+	852,000
1,795	State Street Capital Trust IV	1.243%	6/01/77	A3	1,365,995
	Total Capital Markets				13,327,960
	Commercial Banks – 27.4%
2,200	Abbey National Capital Trust I, (7)	8.963%	N/A (6)	BBB–	2,750,000
1,400	Barclays Bank PLC, 144A	7.434%	N/A (6)	BBB–	1,554,000
2,100	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	2,181,375
1,000	Barclays Bank PLC	6.278%	N/A (6)	BBB–	979,196
500	Credit Agricole SA	7.875%	N/A (6)	BB+	507,500
1,000	First Empire Capital Trust I, (7)	8.234%	2/01/27	BBB	1,014,326
2,700	First Hawaiian Capital Trust I, Series B	8.343%	7/01/27	BBB+	2,743,875
8,485	First Union Capital Trust II, Series A, (7)	7.950%	11/15/29	BBB+	10,582,492
500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	447,500
3,300	HBOS Capital Funding LP, 144A	6.071%	N/A (6)	BB+	3,300,000
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	1,548,750
1,500	HSBC Bank PLC	0.688%	12/19/35	A–	1,068,239
1,500	HSBC Bank PLC	0.600%	6/11/37	A–	1,011,000
2,500	Lloyd's Banking Group PLC, 144A	6.413%	N/A (6)	BB+	2,375,000
600	Lloyd's Banking Group PLC, 144A	6.657%	N/A (6)	BB+	577,500
4,500	M and T Bank Corporation, 144A, (7)	6.875%	N/A (6)	BBB	4,380,008
1,100	M and T Bank Corporation	5.000%	N/A (6)	BBB	1,055,313
2,700	National Australia Bank	8.000%	N/A (6)	BBB+	3,037,500
1,900	Nordea Bank AB	8.375%	N/A (6)	BBB+	2,033,000
2,000	PNC Financial Services Inc.	6.750%	N/A (6)	BBB	2,105,000
2,200	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	2,893,000
1,200	Societe Generale, 144A	0.993%	N/A (6)	BBB–	1,056,000
4,128	Societe Generale	8.750%	N/A (6)	BBB–	4,345,752
500	Societe Generale, 144A	7.875%	N/A (6)	BB+	507,500
4,800	Standard Chartered PLC, 144A	7.014%	N/A (6)	BBB+	5,064,000
	Total Commercial Banks				59,117,826

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities – 1.0%
2,200	Electricite de France, 144A	5.250%	N/A (6)	A3	$2,125,750
	Diversified Financial Services – 8.1%
1,000	Citigroup Inc.	5.950%	N/A (6)	BB+	955,000
500	Citigroup Capital III	7.625%	12/01/36	BB+	584,689
2,000	Credit Suisse Group AG, (7)	7.500%	N/A (6)	BB+	2,105,000
4,500	General Electric Capital Corporation	7.125%	N/A (6)	AA–	5,056,875
1,600	General Electric Capital Corporation, (7)	6.250%	N/A (6)	AA–	1,668,000
1,800	JP Morgan Chase Capital XXIII, (7)	1.238%	5/15/77	BBB	1,323,000
5,000	JP Morgan Chase & Company	6.750%	N/A (6)	BBB	5,067,500
800	JP Morgan Chase & Company	5.150%	N/A (6)	BBB	727,000
	Total Diversified Financial Services				17,487,064
	Industrial Conglomerates – 0.5%
900	General Electric Capital Trust I	6.375%	11/15/67	AA–	985,500
	Insurance – 23.8%
400	Ace Capital Trust II	9.700%	4/01/30	A–	577,000
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,019,215
3,200	American International Group, Inc., (7)	8.175%	5/15/58	BBB	3,976,000
1,200	AXA SA	8.600%	12/15/30	A3	1,503,668
4,300	AXA SA, 144A	6.380%	N/A (6)	Baa1	4,288,816
3,200	Catlin Insurance Company Limited	7.249%	N/A (6)	BBB+	3,304,000
1,250	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	1,453,125
2,325	Glen Meadows Pass Through Trust	6.505%	8/15/67	BB+	2,301,750
1,850	Great West Life & Annuity Insurance Capital LP II, 144A, (7)	7.153%	5/16/46	A–	1,905,500
800	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	860,000
3,200	MetLife Capital Trust IV, 144A, (7)	7.875%	12/15/67	BBB	3,688,000
5,500	National Financial Services Inc., (7)	6.750%	5/15/67	Baa2	5,410,625
818	Oil Insurance Limited, 144A	3.230%	N/A (6)	Baa1	739,061
4,100	Prudential Financial Inc., (7)	5.625%	6/15/43	BBB+	4,100,820
1,200	Prudential Financial Inc., (7)	5.875%	9/15/42	BBB+	1,230,000
305	Prudential Financial Inc., (7)	8.875%	6/15/68	BBB+	370,636
3,800	Prudential PLC	6.500%	N/A (6)	A–	3,814,250
4,000	Sompo Japan Insurance	5.325%	3/28/73	A–	4,113,620
1,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	1,100,000
2,200	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	2,354,000
900	White Mountains Insurance Group	7.506%	6/30/57	BB+	934,422
2,154	ZFS Finance USA Trust V	6.500%	5/09/67	A	2,296,703
	Total Insurance				51,341,211
	Machinery – 0.4%
850	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	903,125
	Multi-Utilities – 0.3%
500	Dominion Resources Inc., (7)	7.500%	6/30/66	BBB	544,000
	Road & Rail – 1.6%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,499,519
	Specialty Retail – 0.2%
300	Swiss Re Capital I	6.854%	N/A (6)	A	321,000
	Wireless Telecommunication Services – 4.1%
7	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	8,895,769
	Total $1,000 Par (or similar) Institutional Preferred (cost $146,491,441)				158,548,724

Nuveen Investments

Shares	Description (1), (5)			Value
	INVESTMENT COMPANIES – 1.4% (1.0% of Total Investments)
137,958	Blackrock Credit Allocation Income Trust IV			$1,783,797
75,864	John Hancock Preferred Income Fund III			1,241,135
	Total Investment Companies (cost $4,631,955)			3,024,932
	Total Long-Term Investments (cost $285,783,231)			296,497,152
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9% (2.0% of Total Investments)
$6,172	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $6,171,706, collateralized by: $2,820,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $2,936,649, $2,185,000 U.S. Treasury Notes, 2.125%, due 8/31/20, value $2,217,775 and $1,165,000 U.S. Treasury Notes, 1.750%, due 10/31/20, value $1,144,613	0.000%	2/03/14	6,171,706
	Total Short-Term Investments (cost $6,171,706)			6,171,706
	Total Investments (cost $291,954,837) – 140.5%			302,668,858
	Borrowings – (41.3)% (8), (9)			(89,000,000)
	Other Assets Less Liabilities – 0.8% (10)			1,795,136
	Net Assets Applicable to Common Shares – 100%			$215,463,994

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  January 31, 2014 (Unaudited)

Investments in Derivatives as of January 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$14,725,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(25,399)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	510,588
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	1,058,585
Morgan Stanley	14,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(522,172)
	$80,726,000							$1,021,602

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred and $1,000 Par (or similar) Institutional Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)  Perpetual security. Maturity date is not applicable.

(7)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $51,064,800.

(8)  Borrowings as a percentage of Total Investments is 29.4%.

(9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $183,512,980 have been pledged as collateral for Borrowings.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PPLUS  PreferredPlus Trust.

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2014 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $754,878,653, $1,500,149,726 and $285,783,231, respectively)	$778,715,438	$1,549,970,318	$296,497,152
Short-term investments, at value (cost approximates value)	15,770,197	32,588,405	6,171,706
Unrealized appreciation on interest rate swaps, net	4,069,875	8,089,360	1,543,774
Receivable for:
Dividends	490,071	790,826	133,247
Interest	5,845,981	13,044,589	2,150,213
Investments sold	—	114,894	778,051
Reclaims	—	172,669	10,688
Other assets	101,361	194,668	38,549
Total assets	804,992,923	1,604,965,729	307,323,380
Liabilities
Borrowings	234,000,000	464,000,000	89,000,000
Unrealized depreciation on interest rate swaps	1,373,029	2,737,635	522,172
Payable for:
Common share dividends	3,308,476	6,489,533	1,216,484
Investments purchased	1,087,144	4,612,357	760,330
Accrued expenses:
Management fees	580,661	1,131,010	223,810
Interest on borrowings	13,151	26,106	4,991
Trustees fees	113,243	218,469	42,542
Other	232,217	399,044	89,057
Total liabilities	240,707,921	479,614,154	91,859,386
Net assets applicable to common shares	$564,285,002	$1,125,351,575	$215,463,994
Common shares outstanding	64,663,448	120,393,013	23,710,657
Net asset value ("NAV") per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$8.73	$9.35	$9.09
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,634	$1,203,930	$237,107
Paid-in surplus	882,182,501	1,688,569,820	329,414,120
Undistributed (Over-distribution of) net investment income	5,650,295	3,196,065	280,718
Accumulated net realized gain (loss)	(350,728,059)	(622,790,557)	(126,203,474)
Net unrealized appreciation (depreciation)	26,533,631	55,172,317	11,735,523
Net assets applicable to common shares	$564,285,002	$1,125,351,575	$215,463,994
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2014 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$11,141,656	$20,883,724	$4,135,328
Interest	14,724,970	30,201,391	5,630,932
Other income	50,700	100,533	19,283
Total investment income	25,917,326	51,185,648	9,785,543
Expenses
Management fees	3,435,714	6,673,144	1,321,443
Interest expense on borrowings	1,286,322	2,553,254	488,270
Shareholder servicing agent fees and expenses	2,746	3,599	711
Custodian fees and expenses	21,083	123,226	33,600
Trustees fees and expenses	11,251	22,306	4,283
Professional fees	27,362	40,235	19,183
Shareholder reporting expenses	69,258	114,568	25,897
Stock exchange listing fees	10,466	19,510	4,352
Investor relations expenses	55,182	103,040	19,903
Other expenses	15,296	24,217	9,468
Total expenses	4,934,680	9,677,099	1,927,110
Net investment income (loss)	20,982,646	41,508,549	7,858,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,667,495	3,576,460	1,985,780
Swaps	(557,491)	(1,111,562)	(212,017)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,216,877)	(13,727,049)	(2,955,707)
Swaps	(1,242,671)	(2,467,779)	(471,022)
Net realized and unrealized gain (loss)	(9,349,544)	(13,729,930)	(1,652,966)
Net increase (decrease) in net assets applicable to common shares from operations	$11,633,102	$27,778,619	$6,205,467

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$20,982,646	$42,101,545	$41,508,549	$83,423,516
Net realized gain (loss) from:
Investments and foreign currency	2,667,495	13,362,653	3,576,460	23,975,361
Swaps	(557,491)	(1,092,414)	(1,111,562)	(2,178,127)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,216,877)	(4,330,084)	(13,727,049)	223,072
Swaps	(1,242,671)	6,812,734	(2,467,779)	13,548,313
Net increase (decrease) in net assets applicable to common shares from operations	11,633,102	56,854,434	27,778,619	118,992,135
Distribution to Common Shareholders
From net investment income	(22,548,144)	(38,797,071)	(39,729,695)	(79,456,874)
Decrease in net assets applicable to common shares from distributions to common shareholders	(22,548,144)	(38,797,071)	(39,729,695)	(79,456,874)
Capital Share Transactions
Common shares:
Repurchased and retired	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	145,664	—	382,683
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	145,664	—	382,683
Net increase (decrease) in net assets applicable to common shares	(10,915,042)	18,203,027	(11,951,076)	39,917,944
Net assets applicable to common shares at the beginning of period	575,200,044	556,997,017	1,137,302,651	1,097,384,707
Net assets applicable to common shares at the end of period	$564,285,002	$575,200,044	$1,125,351,575	$1,137,302,651
Undistributed (Over-distribution of) net investment income at the end of period	$5,650,295	$7,215,793	$3,196,065	$1,417,211

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$7,858,433	$15,795,361
Net realized gain (loss) from:
Investments and foreign currency	1,985,780	4,525,443
Swaps	(212,017)	(415,452)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,955,707)	1,357,653
Swaps	(471,022)	2,585,328
Net increase (decrease) in net assets applicable to common shares from operations	6,205,467	23,848,333
Distribution to Common Shareholders
From net investment income	(8,402,475)	(14,807,653)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,402,475)	(14,807,653)
Capital Share Transactions
Common shares:
Repurchased and retired	(156,050)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	47,371
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(156,050)	47,371
Net increase (decrease) in net assets applicable to common shares	(2,353,058)	9,088,051
Net assets applicable to common shares at the beginning of period	217,817,052	208,729,001
Net assets applicable to common shares at the end of period	$215,463,994	$217,817,052
Undistributed (Over-distribution of) net investment income at the end of period	$280,718	$824,760

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2014 (Unaudited)

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to common Shares from Operations	$11,633,102	$27,778,619	$6,205,467
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(59,770,269)	(109,255,873)	(26,385,120)
Proceeds from sales and maturities of investments	70,885,419	127,196,691	30,880,602
Proceeds from (Purchases of) short-term investments, net	(10,430,994)	(23,614,207)	(3,770,335)
Proceeds from (Payments for) swap contracts, net	(557,491)	(1,111,562)	(212,017)
Amortization (Accretion) of premiums and discounts, net	(459)	60,168	(3,062)
(Increase) Decrease in:
Receivable for dividends	(49,149)	(93,798)	(7,849)
Receivable for interest	262,064	690,461	149,103
Receivable for investments sold	39,108	(114,894)	(702,375)
Receivable for reclaims	9,375	(172,669)	2,250
Other assets	12,409	23,733	4,401
(Increase) Decrease in:
Payable for investment purchased	1,087,144	4,612,357	760,330
Accrued interest on borrowings	(1,510)	(2,993)	(574)
Accrued management fees	(9,611)	(11,581)	(2,397)
Accrued Trustees fees	415	1,102	1,052
Accrued other expenses	(12,999)	18,140	(7,928)
Net realized gain (loss) from:
Investments and foreign currency	(2,667,495)	(3,576,460)	(1,985,780)
Swaps	557,491	1,111,562	212,017
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,216,877	13,727,049	2,955,707
Swaps	1,242,671	2,467,779	471,022
Proceeds from litigation settlement	271	139	—
Taxes paid on undistributed capital gains	(15,095)	—	(4,370)
Net cash provided by (used in) operating activities	22,431,274	39,733,763	8,560,144
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(22,431,274)	(39,733,763)	(8,404,094)
Cost of shares repurchased and retired	—	—	(156,050)
Net cash provided by (used in) financing activities	(22,431,274)	(39,733,763)	(8,560,144)
Net Increase (Decrease) in Cash	—	—	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$—	$—	$—
Supplemental Disclosure of Cash Flow Information
	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,287,832	$2,556,247	$488,844

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share NAV	Ending Market Value
Quality Preferred Income (JTP)
Year Ended 7/31:
2014(h)	$8.90	$.32	$(.14)	$—		$—	$.18	$(.35)	$—	$—	$(.35)	$—	$8.73	$7.79
2013	8.62	.65	.23	—		—	.88	(.60)	—	—	(.60)	—	8.90	7.98
2012	8.25	.66	.31	—		—	.97	(.60)	—	—	(.60)	—	8.62	8.70
2011(f)	8.07	.35	.18	—		—	.53	(.35)	—	—	(.35)	—	8.25	7.54
Year Ended 12/31:
2010	7.06	.65	.94	—		—	1.59	(.58)	—	—	(.58)	—	8.07	7.40
2009	5.25	.63	1.82	—	*	—	2.45	(.57)	—	(.07)	(.64)	—	7.06	6.57
2008	11.06	1.10	(5.81)	(.19)		—	(4.90)	(.90)	—	(.01)	(.91)	—	5.25	4.86
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014(h)	9.45	.34	(.11)	—		—	.23	(.33)	—	—	(.33)	—	9.35	8.39
2013	9.12	.69	.30	—		—	.99	(.66)	—	—	(.66)	—	9.45	8.47
2012	8.77	.69	.32	—		—	1.01	(.66)	—	—	(.66)	—	9.12	9.34
2011(f)	8.64	.37	.15	—		—	.52	(.39)	—	—	(.39)	—	8.77	8.07
Year Ended 12/31:
2010	7.67	.69	.93	—		—	1.62	(.65)	—	—	(.65)	—	8.64	7.90
2009	5.42	.69	2.29	—	*	—	2.98	(.70)	—	(.03)	(.73)	—	7.67	7.25
2008	11.57	1.18	(6.18)	(.18)		—	(5.18)	(.97)	—	—	(.97)	—	5.42	5.04

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income (JTP)
Year Ended 7/31:
2014(h)	2.11%	2.12%	$564,285	1.75	%**	7.44	%**	N/A	N/A	8%
2013	10.32	(1.78)	575,200	1.75		7.22		N/A	N/A	34
2012	12.51	24.30	556,997	1.83		8.17		N/A	N/A	21
2011(f)	6.74	6.62	533,062	1.61	**	7.17	**	N/A	N/A	9
Year Ended 12/31:
2010	23.09	21.94	521,347	1.65		8.37		1.60%	8.42%	20
2009	51.85	53.05	456,186	1.86		11.04		1.71	11.19	29
2008	(46.97)	(47.05)	339,270	2.01		11.65		1.67	11.99	24
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014(h)	2.53	3.11	1,125,352	1.73	**	7.42	**	N/A	N/A	7
2013	10.98	(2.63)	1,137,303	1.71		7.23		N/A	N/A	32
2012	12.32	25.17	1,097,385	1.80		8.13		N/A	N/A	19
2011(f)	5.99	7.02	1,055,468	1.58	**	7.21	**	N/A	N/A	7
Year Ended 12/31:
2010	21.99	18.31	1,039,917	1.59		8.29		1.51	8.37	25
2009	61.22	63.90	922,354	1.82		11.27		1.64	11.45	27
2008	(47.58)	(47.49)	649,377	1.96		12.02		1.59	12.39	18

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2014(h)	.46	%**
2013	.47
2012	.54
2011(f)	.38	**
Year Ended 12/31:
2010	.41
2009	.61
2008	.26
Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014(h)	.46	%**
2013	.47
2012	.55
2011(f)	.37	**
Year Ended 12/31:
2010	.39
2009	.59
2008	.30

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(h)  For the six months ended January 31, 2014.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014(h)	$9.18	$.33	$(.07)	$—		$—	$.26	$(.35)	$—	$—	$(.35)	$—	*	$9.09	$8.02
2013	8.80	.67	.33	—		—	1.00	(.62)	—	—	(.62)	—		9.18	8.23
2012	8.48	.66	.28	—		—	.94	(.62)	—	—	(.62)	—		8.80	8.85
2011(f)	8.37	.36	.11	—		—	.47	(.36)	—	—	(.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	.65	.89	—		—	1.54	(.62)	—	—	(.62)	—		8.37	7.74
2009	5.14	.63	2.34	—	*	—	2.97	(.58)	—	(.08)	(.66)	—		7.45	6.95
2008	11.02	1.08	(5.85)	(.19)		—	(4.96)	(.90)	—	(.02)	(.92)	—		5.14	5.08

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014(h)	2.99%	1.89%	$215,464	1.80	%**	7.32	%**	N/A	N/A	9%
2013	11.53	(.30)	217,817	1.77		7.17		N/A	N/A	28
2012	11.91	24.04	208,729	1.84		8.04		N/A	N/A	23
2011(f)	5.69	4.08	201,139	1.65	**	7.19	**	N/A	N/A	8
Year Ended 12/31:
2010	21.49	20.66	198,513	1.65		8.05		1.54%	8.16%	24
2009	63.23	54.50	176,677	1.87		10.56		1.66	10.77	35
2008	(48.00)	(45.66)	121,870	2.00		11.51		1.60	11.91	30

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014(h)	.46	%**
2013	.47
2012	.54
2011(f)	.37	**
Year Ended 12/31:
2010	.38
2009	.59
2008	.20

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

(h)  For the six months ended January 31, 2014.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2014(b)	$—	$—	$—	$234,000	$3,411
2013	—	—	—	234,000	3,458
2012	—	—	—	217,000	3,567
2011(a)	—	—	—	154,875	4,442
Year Ended 12/31:
2010	—	—	—	154,875	4,366
2009	—	—	—	153,375	3,974
2008	64,875	25,000	155,740	86,500	5,672
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014(b)	—	—	—	464,000	3,425
2013	—	—	—	464,000	3,451
2012	—	—	—	427,000	3,570
2011(a)	—	—	—	308,800	4,418
Year Ended 12/31:
2010	—	—	—	300,000	4,466
2009	—	—	—	289,500	4,186
2008	130,000	25,000	149,880	165,200	5,718
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014(b)	—	—	—	89,000	3,421
2013	—	—	—	89,000	3,447
2012	—	—	—	81,000	3,577
2011(a)	—	—	—	58,900	4,415
Year Ended 12/31:
2010	—	—	—	55,000	4,609
2009	—	—	—	55,000	4,212
2008	18,100	25,000	193,329	33,000	5,242

(a)  For the seven months ended July 31, 2011.

(b)  For the six months ended January 31, 2014.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Quality Preferred Income Fund (JTP) ("Quality Preferred Income (JTP)")

•  Nuveen Quality Preferred Income Fund 2 (JPS) ("Quality Preferred Income 2 (JPS)")

•  Nuveen Quality Preferred Income Fund 3 (JHP) ("Nuveen Quality Preferred Income 3 (JHP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income Fund 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in swap contracts.

Investment Objectives

Each Fund's investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding when-issued/delayed purchase commitments	$957,693	$1,907,886	$760,330

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Funds redeemed all of their outstanding FundPreferred shares, at liquidation value.

Common Shares Equity Shelf Programs and Offering Costs

Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs ("Shelf Offering"), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value ("NAV") per common share.

Costs incurred by the Funds in connection with their initial Shelf Offering will be recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities

Nuveen Investments

traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$267,642,455	$26,724,871	$—	$294,367,326
Convertible Bonds	—	19,790,938	—	19,790,938
Corporate Bonds	—	50,675,670	—	50,675,670
$1,000 Par (or similar) Institutional Preferred	3,785,025	403,577,296	—	407,362,321
Investment Companies	6,519,183	—	—	6,519,183
Short-Term Investments:
Repurchase Agreements	—	15,770,197	—	15,770,197
Investments in Derivatives:
Interest Rate Swaps**	—	2,696,846	—	2,696,846
Total	$277,946,663	$519,235,818	$—	$797,182,481
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$505,952,694	$55,617,589	$—	$561,570,283
Convertible Bonds	—	35,113,775	—	35,113,775
Corporate Bonds	—	82,528,100	—	82,528,100
$1,000 Par (or similar) Institutional Preferred	4,977,250	850,611,112	—	855,588,362
Investment Companies	15,169,798	—	—	15,169,798
Short-Term Investments:
Repurchase Agreements	—	32,588,405	—	32,588,405
Investments in Derivatives:
Interest Rate Swaps**	—	5,351,725	—	5,351,725
Total	$526,099,742	$1,061,810,706	$—	$1,587,910,448
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
Convertible Preferred Securities	$194,292	$—	$—	$194,292
$25 Par (or similar) Retail Preferred	103,117,899	9,450,983	—	112,568,882
Convertible Bonds	—	6,778,250	—	6,778,250
Corporate Bonds	—	15,382,072	—	15,382,072
$1,000 Par (or similar) Institutional Preferred	—	158,548,724	—	158,548,724
Investment Companies	3,024,932	—	—	3,024,932
Short-Term Investments:
Repurchase Agreements	—	6,171,706	—	6,171,706
Investments in Derivatives:
Interest Rate Swaps**	—	1,021,602	—	1,021,602
Total	$106,337,123	$197,353,337	$—	$303,690,460

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Preferred and $1,000 Par (or similar) Institutional Preferred classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Each Fund may invest in non-U.S. securities. As of January 31, 2014, the Funds' investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$99,876,329	12.6%
Netherlands	46,663,785	5.9
France	33,116,720	4.2
Other Countries	123,687,938	15.5
Total Non-U.S. Securities	$303,344,772	38.2%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$153,019,828	9.7%
Netherlands	103,847,980	6.6
France	76,646,214	4.8
Other Countries	249,394,156	15.7
Total Non-U.S. Securities	$582,908,178	36.8%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$37,267,168	12.3%
France	18,587,361	6.1
Netherlands	16,990,451	5.6
Other Countries	49,499,896	16.4
Total Non-U.S. Securities	$122,344,876	40.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$15,770,197	$(15,770,197)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	32,588,405	(32,588,405)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	6,171,706	(6,171,706)	—

*  As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income

Nuveen Investments

received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended January 31, 2014, each Fund continued to hold interest swap contracts to partially fix the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended January 31, 2014, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$212,611,500	$423,088,000	$80,726,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of January 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$4,136,659	Unrealized depreciation on interest rate swaps	$(1,373,029)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	(66,784)	—	—
Total			$4,069,875		$(1,373,029)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$8,222,519	Unrealized depreciation on interest rate swaps	$(2,737,635)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	(133,159)	—	—
Total			$8,089,360		$(2,737,635)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$1,569,173	Unrealized depreciation on interest rate swaps	$(522,172)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	(25,399)	—	—
Total			$1,543,774		$(522,172)

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)
	JPMorgan	$4,136,659	$(66,784)	$(66,784)	$4,069,875	$(4,069,875)	$—
	Morgan Stanley	—	(1,373,029)	—	(1,373,029)	1,364,093	(8,936)
Total		$4,136,659	$(1,439,813)	$(66,784)	$2,696,846	$(2,705,782)	$(8,936)
Quality Preferred Income 2 (JPS)
	JPMorgan	$8,222,519	$(133,159)	$(133,159)	$8,089,360	$(8,089,360)	$—
	Morgan Stanley	—	(2,737,635)	—	(2,737,635)	2,700,789	(36,846)
Total		$8,222,519	$(2,870,794)	$(133,159)	$5,351,725	$(5,388,571)	$(36,846)
Quality Preferred Income 3 (JHP)
	JPMorgan	$1,569,173	$(25,399)	$(25,399)	$1,543,774	$(1,543,774)	$—
	Morgan Stanley	—	(522,172)	—	(522,172)	435,336	(86,836)
Total		$1,569,173	$(547,571)	$(25,399)	$1,021,602	$(1,108,438)	$(86,836)

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended January 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$(557,491)	$(1,242,671)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	(1,111,562)	(2,467,779)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	(212,017)	(471,022)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	16,617	—	41,185	—	5,288
Repurchased and retired	—	—	—	—	(20,000)	—
Weighted average:
Price per common share repurchaed and retired	$—	$—	$—	$—	$7.78	$—
Discount per common share repurchased and retired	—%	—%	—%	—%	13.58%	—%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended January 31, 2014, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$59,770,269	$109,255,873	$26,385,120
Sales and maturities	70,885,419	127,196,691	30,880,602

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$771,413,894	$1,535,463,571	$292,386,248
Gross unrealized:
Appreciation	$44,881,812	$86,598,059	$18,179,471
Depreciation	(21,810,071)	(39,502,907)	(7,896,861)
Net unrealized appreciation (depreciation) of investments	$23,071,741	$47,095,152	$10,282,610

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2013, the Funds' last tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(73,331)	$—	$(186,578)
Undistributed (Over-distribution of) net investment income	(3,772,645)	(7,056,083)	(85,931)
Accumulated net realized gain (loss)	3,845,976	7,056,083	272,509

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds' last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income[1]	$10,919,089	$8,676,650	$2,435,736
Undistributed net long-term capital gains	—	—	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2013, paid on August 1, 2013.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2013 was designated for purposes of the dividends paid deduction as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$38,796,241	$79,454,609	$14,807,378
Distributions from net long-term capital gains	—	—	—

2  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of July 31, 2013, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2016	$—	$—	$3,337,964
July 31,2017	185,009,130	294,962,487	77,582,335
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	—
Total	$352,687,935	$623,484,406	$127,981,607

During the Funds' last tax last year ended July 31, 2013, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$15,601,420	$28,606,861	$4,366,490

Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the six months ended January 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $21,630, $38,489 and $8,876, respectively.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2014, the complex-level fee rate for these Funds was .1679%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

As of January 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$234,000,000	$464,000,000	$89,000,000

During the six months ended January 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$234,000,000	$464,000,000	$89,000,000
Average annual interest rate	1.07%	1.07%	1.07%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). Interest is charged on these Borrowings for each Fund at the 3-Month LIBOR (London Inter-Bank Offered Rate) (during the period August 1, 2013 through December 9, 2013 and 1-month LIBOR thereafter) plus .85% per annum on the amounts borrowed and .50% per annum on the undrawn balance.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

On December 9, 2013, the Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of January 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) each had Hypothecated Securities totaling $109,561,100, $217,667,100 and $51,064,800, respectively. During the period from December 9, 2013 through January 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) earned Rehypothecation Fees of $50,700, $100,533 and $19,283, respectively, which is recognized as "Other income" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*   Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table.

	JTP	JPS	JHP
Common shares repurchased	—	—	20,000

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Blended Benchmark (Comparative Index): A blended return consisting of: 1) 55% of the Merrill Lynch Fixed Rate Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Tier 1 Capital Securities USD Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit'' from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-B-0114D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

AUGUST 1-31, 2013	0		0	2,375,000

SEPTEMBER 1-30, 2013	0		0	2,375,000

OCTOBER 1-31, 2013	0		0	2,375,000

NOVEMBER 1-30, 2013	10,000	$7.82	10,000	2,365,000

DECEMBER 1-31, 2013	10,000	$7.75	10,000	2,355,000

JANUARY 1-31, 2014	0		0	2,355,000

TOTAL	20,000

* The registrant’s repurchase program, for the repurchase of 2,375,000 shares, was authorized November 15, 2012.  The program was reauthorized for a maximum repurchase amount of 2,375,000 shares on November 20, 2013.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 8, 2014